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                                                       Page one of ____ pages.
                                                Exhibit Index is on Page four.

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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  October 19, 1998



                          OXIS INTERNATIONAL, INC.
                    ------------------------------------
           (Exact name of registrant as specified in its charter)



      DELAWARE                    0-8092                     94-1620407
      --------                    ------                     ----------
   (State or Other       (Commission File Number)   (IRS Employer Identification
   Jurisdiction of                                              No.)
    Incorporation)


         6040 N. CUTTER CIRCLE, SUITE 317, PORTLAND, OREGON 97217-3935
         -------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (503) 283-3911
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report.)
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ITEM 5.  OTHER EVENTS

     On October 19, 1998, OXIS International, Inc., a Delaware corporation (the "Company"), announced the filing with the office of the Secretary of State of Delaware a Certificate of Amendment amending its Restated Certificate of Incorporation to effectuate a one-for-five reverse stock split (the "Reverse Split") and announced that trading would commence on a post-split basis as of October 21, 1998. On October 21, 1998, the Company amended its Restated Certificate of Incorporation to effectuate the Reverse Split. Attached hereto as Exhibit 3(a) is the Second Restated Certificate of Incorporation of the Company and all amendments thereto and as Exhibit 99.1 is the Company's press release dated October 19, 1998.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)
Exhibit Number                      Exhibit
--------------                      -------
3(a)                                Restated Certificate of Incorporation, as
                                    amended to date

99.1                                OXIS International, Inc. Press Release
                                    dated October 19, 1998.

                                       2
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  October 27, 1998                        OXIS INTERNATIONAL, INC.

                                                By:  /s/ Ray R. Rogers
                                                     -----------------
                                                Name:  Ray R. Rogers
                                                       ---------------
                                                Title:  Chairman

                                       3
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                                 EXHIBIT INDEX
                                 -------------



                                                       Page No. in Sequentially
 Exhibit No.                    Description            Numbered Current Report
 -----------                    -----------            ------------------------

3(a)             Restated Certificate of Incorporation,          ___
                 as amended to date.

99.1             OXIS International, Inc. Press Release          ___
                 dated October 19, 1998.


                                       4